                                                                  EXHIBIT 10.9.2

                   LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                      SECOND AMENDMENT AND LIMITED WAIVER
                              TO CREDIT AGREEMENT

               THIS SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of September 19, 2000 and entered into by and among LOEWS CINEPLEX ENTERTAINMENT CORPORATION ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES hereof (each individually referred to as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY ("BTCo"), as administrative agent for Lenders (in such capacity, "Administrative Agent") and as a Co-Syndication Agent, BANK OF AMERICA, N.A., as a Co-Syndication Agent, THE BANK OF NEW YORK, as a Co-Syndication Agent, and CREDIT SUISSE FIRST BOSTON, as a Co-Syndication Agent, and is made with reference to that certain Credit Agreement dated as of May 14, 1998 (as amended by the First Amendment thereto dated as of February 29, 2000, the "Credit Agreement"), by and among Company, Lenders, Administrative Agent and Co-Syndication Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

               WHEREAS, Company has failed to comply with the covenants set forth in subsections 7.6A, 7.6B and 7.6C of the Credit Agreement for the Fiscal Quarter of Company ended on August 31, 2000;

               WHEREAS, Company desires Lenders to waive compliance with the aforementioned covenants through and until November 29, 2000; and

               WHEREAS, Lenders have agreed to waive compliance with such covenants through and until such date subject to the terms, conditions and agreements set forth herein, including certain amendments to the Credit Agreement;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.     WAIVERS

               Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement to the extent, and only to the extent, that such provisions would require

               (x) the ratio of (i) Wholly-Owned Total Debt on the last day of the Fiscal Quarter ended August 31, 2000 to (ii) Annualized Pro Forma Wholly Owned EBITDA
     for the four-Fiscal Quarter period ended on such last day to be not greater than 6.25:1.00; provided that such ratio on such date shall be not greater
                     --------
     than 7.80:1.00;

               (y) the ratio of (i) Consolidated Debt of Company and its Subsidiaries on the last day of the Fiscal Quarter ended August 31, 2000 to
     (ii) Annualized Pro Forma EBITDA of Company and its Subsidiaries for the Four-Fiscal Quarter period ending on such last day to be not greater than 5.85:1.00; provided that such ratio on such date is not greater than
                --------
     7.30:1.00; and

               (z) the ratio of (i) Annualized Pro Forma Wholly Owned EBITDAR for the Four-Fiscal Quarter period ended August 31, 2000 to (ii) the sum of
     (a) Wholly-Owned Total Debt Interest Expense for such period plus (b) Wholly Owned Rent Expense for such period to be not less than 1.30:1.00; provided that such ratio on such date is not less than 1.15:1.00.
     --------

               Pursuant to subsection 10.6A of the Credit Agreement, upon the effectiveness of this Amendment, Lenders waive the 2.00% per annum increase in the interest rates on Loans outstanding on September 1, 2000 to which Lenders are entitled pursuant to subsection 2.2E of the Credit Agreement by reason of the Event of Defaults waived by the foregoing waivers.

               The foregoing waivers shall expire on November 29, 2000 with the effect that on such date, the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment shall again be in full force and effect.

               Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 2.     LIMITATION OF WAIVERS

               Without limiting the generality of the provisions of subsection
9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

               (a)  constitute a waiver of compliance by Company with respect to
     (i) subsections 7.6A, 7.6B and 7.6C of the Credit Agreement in any other instance or for any other time period or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

               (b) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment until the terms of the waiver set forth above expires) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Section 3.     AMENDMENTS TO THE CREDIT AGREEMENT

     3.1       Amendments to Section 1:  Provisions Relating to Defined Terms
               --------------------------------------------------------------

               A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical sequence:

               "Second Amendment" means the Second Amendment and Limited Waiver to Credit Agreement dated as of September 19, 2000 by and among Company, the Lenders listed on the signature pages thereof, BTCo, Bank of America, N.A., The Bank of New York and Credit Suisse First Boston.

               "Second Amendment Effective Date" means the date on which the Second Amendment becomes effective.

               "Shareholder Support Letters" means those certain separate letter agreements dated September 19, 2000 to Sony Pictures Entertainment Inc. and Universal Studios, Inc. from Company providing immediate cash credit support, each in the amount of $9,000,000, and agreeing to defer payment thereof until after December 1, 2000, in a form satisfactory to Agents.

     3.2       Amendments to Section 2: Amounts and Terms of Commitments and
               -------------------------------------------------------------
Loans
-----

               A. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the final paragraph thereof and substituting the following:

               "Anything contained in this Agreement to the contrary notwithstanding, the Tranche A Revolving Loans and the Tranche A Revolving Commitment shall be subject to the following limitations:

               (i) in no event shall the Total Utilization of the Tranche A Revolving Loan Commitment exceed the Tranche A Revolving Loan Commitments then in effect; and

               (ii) in no event shall the aggregate principal amount of outstanding Tranche A Revolving Loans and the Total Utilization of the Tranche A Revolving Loan Commitments exceed the correlative amounts for the periods shown below:

Period                     Maximum Principal           Maximum Total Utilization
-------------------
                           Amount of Outstanding       of Tranche A Revolving
                           Tranche A Revolving Loans      Loan Commitment
                           -------------------------   -------------------------
September 9, 2000 -            $659,200,000                    $675,300,000
 September 15, 2000
September 16, 2000 -           $681,200,000                    $697,300,000
 September 22, 2000
September 23, 2000 -           $685,000,000                    $701,100,000
 September 29, 2000
September 30, 2000 -           $696,600,000                    $712,700,000
 October 6, 2000
October 7, 2000 -              $692,300,000                    $708,400,000
 October 13, 2000
October 14, 2000 -             $697,600,000                    $713,700,000
 October 20, 2000
October 21, 2000 -             $696,700,000                    $712,800,000
 October 27, 2000
October 28, 2000 -             $695,700,000                    $711,800,000
 November 3, 2000
November 4, 2000 -             $694,000,000                    $710,100,000
 November 10, 2000
November 11, 2000 -            $685,800,000                    $701,900,000
 November 17, 2000
November 18, 2000 -            $680,300,000                    $696,400,000
 November 24, 2000
November 25, 2000 -            $671,400,000                    $687,500,000
 December 1, 2000


          B. Subsection 2.2A of the Credit Agreement is hereby amended to add the following paragraph at the end thereof:

          "Notwithstanding anything in the foregoing subsection 2.2A to the contrary, subject to the provisions of subsections 2.2E and 2.7, during the period from September 1, 2000 through November 29, 2000, the Loans shall bear interest through maturity (interest after maturity is provided for in such subsection 2.2E) as follows:

               (a) if a Base Rate Loan, then at the Base Rate then in effect plus 1.50% per annum; or

               (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 2.50% per annum."

          C. Subsection 2.4A(iii)(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a)  Prepayments and Reductions From Net Asset Sale Proceeds.  No
                -------------------------------------------------------
     later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Company shall prepay the Loans and the Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Asset Sale Proceeds; provided, however, that so long as no Event of Default or
                    --------  -------
     Potential Event of Default has occurred and is continuing at the time of such sale all proceeds from the sale of the Coronet 1 & 2 theatres may be retained and used by Company and its Subsidiaries."

          D. Subsection 2.4A(iii)(b) of the Credit Agreement is hereby amended by deleting in its entirety the proviso contained therein.

          E. Subsection 2.4A(iii) of the Credit Agreement is hereby amended by adding a new subsection 2.4A(iii)(h) to read in its entirety as follows:

          "(h)  Prepayment and Reductions Due to Issuance of Equity Securities.
                --------------------------------------------------------------
     On the date of receipt by Company and its Subsidiaries of the cash proceeds (any such proceeds, net of underwriting discounts and commissions and other fees, costs and expenses associated therewith, including legal fees and expenses, being "Net Equity Securities Proceeds") from the issuance of equity Securities of Company and its Subsidiaries after the Second Amendment Effective Date, Company shall prepay the Loans and the Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Equity Securities Proceeds."

     3.3  Amendments to Section 6:  Company's Affirmative Covenants
          ---------------------------------------------------------

          Subsection 6.1 of the Credit Agreement is hereby amended to delete the word "and" at the end of subsection 6.1(xvii) of the Credit Agreement, to change the period at the end of subsection 6.1(xviii) of the Credit Agreement to ";" and to add the following new subsections 6.1(xix) and (xx) to the Credit Agreement to read in their entirety as follows:

          "(xix) Theatre Cash Flow Reports:  beginning with respect to the
                 -------------------------
     monthly period of August 2000, by the fifteenth day of the immediately succeeding month, a year-to-date summary of the cash flows for each theatre in the United States and Canada owned, leased or operated by Company or its Subsidiaries in the form previously delivered to the Lenders; and

          (xx) Projected Cash Flows:  on Monday of each week, a schedule of
               --------------------
     projected cash flows of Company and its Subsidiaries for the next succeeding three-month period in the form previously delivered to the Lenders."

     3.4       Amendments to Section 7:  Company's Negative Covenants
               ------------------------------------------------------

               Section 7 of the Credit Agreement is hereby amended by adding a new subsection 7.14 to read in its entirety as follows:

               "7.14  Amendments of Shareholder Support Letters or Prepayment of
                      ----------------------------------------------------------
     Deferred Receivables.  Company shall not, and shall not permit any
     --------------------
     Subsidiary to, modify in any monetary or other material respect, amend, supplement or terminate, or agree to modify in any monetary or other material respect, amend, supplement or terminate, any Shareholder Support Letter or amend or change the terms of any payable subject to such letter agreement or make any early payment of any payable deferred thereunder or make any other payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the amount payable with respect thereto or to advance the date (i.e., shorten the period before) payment is due with respect to any payable subject to a Shareholder Support Letter."

Section 4.     ADDITIONAL AGREEMENT OF COMPANY

               In consideration for the agreements of the Lenders in this Amendment, as further collateral for the Obligations, Company hereby agrees to cooperate with Administrative Agent and its counsel and to provide as soon as practicable mortgages, deed of trusts, fixture filings and other security agreements on real property owned and leased by Company and its Subsidiaries. Specifically, Company agrees to provide counsel for the Administrative Agent no later than (a) the Second Amendment Effective Date a list of all real estate owned by Company, in detail sufficient to enable counsel to prepare forms of mortgages for filing, and (b) on or before one week after the Second Amendment Effective Date a list of all leases under which Company or one of its Subsidiaries is lessee that permit encumbrance of the leasehold interest in favor of Administrative Agent for the benefit of Lenders, in detail sufficient to enable counsel to prepare forms of leasehold assignments or mortgages for filing. Company agrees to execute and record, or to cause the appropriate Subsidiary to execute and record, the various mortgages and assignments as soon as the documentation is completed and delivered to it by counsel for the Administrative Agent and, in any event, on or before October 15, 2000 Company shall have caused fee or leasehold mortgages to have been executed and recorded on properties reasonably determined by the Administrative Agent to have fair values (based upon the most recent trailing 12-month theatre cash flows) in the aggregate equal to not less than 25% of the aggregate fair values of all real property owned and leased by Company and its Subsidiaries and on properties having fair values in the aggregate equal to not less than 50% of such aggregate fair values on or before October 30, 2000. Administrative Agent and Company agree to pay due regard to record mortgages on properties having the highest fair values first and to minimize costs, expenses and recording fees and taxes to the extent practicable. In addition, Company shall, and shall cause each of its Subsidiaries to, take all actions necessary to comply with the obligations set forth in subsection 6.9 of the Credit Agreement. Failure to comply with the agreements set forth in this Section 4 shall constitute an Event of Default.

Section 5.     CONDITIONS TO EFFECTIVENESS

     5.1       General
               -------

               Sections 1, 3 and 4 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date") set forth in this Section 5.

     5.2       Deliveries by Company
               ---------------------

               A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

               (i) an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement and in the Collateral Documents are true, correct and complete in all material respects on and as of the Second Amendment Effective Date (after giving effect to the provisions of Sections 1, 3 and 4 of this Amendment) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), that no Event of Default or Potential Event of Default has occurred and is continuing and that Company and its Subsidiaries have performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and the Collateral Documents provide shall be performed or satisfied by them on or before the Second Amendment Effective Date;

               (ii)      executed copies of this Amendment; and

               (iii) such other documents as Administrative Agent shall reasonably request.

     5.3       Shareholder Support Letters
               ---------------------------

               Sony Pictures Entertainment Inc. and Universal Studios, Inc. shall each have delivered to Administrative Agent executed Shareholder Support Letters.

     5.4       Completion of Proceedings
               -------------------------

               On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     5.5       Fees
               ----

               Company shall have paid to Administrative Agent, for distribution to those Lenders who have executed and delivered this Amendment on or before September 20, 2000 (the "Consenting Lenders"), an amendment fee equal to 0.125% of the aggregate Commitments of the Consenting Lenders. As soon as practicable following the Second Amendment Effective Date, the Administrative Agent shall distribute to each Consenting Lender an amount determined by multiplying (a) the total amount of such amendment fee by (b) a fraction the numerator of which is the Commitment of that Consenting Lender and the denominator of which is the aggregate Commitments of the Consenting Lenders.

Section 6.     COMPANY'S REPRESENTATIONS AND WARRANTIES

     6.1       Representations and Warranties
               ------------------------------

               In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

               A. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

               B. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

               C. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the constituent documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries except as contemplated by the terms of the Amended Agreement, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

               D. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               E. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               F. The representations and warranties contained in Section 5 of the Credit Agreement and in the Collateral Documents are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               G. After giving effect to the provisions of this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 7.     MISCELLANEOUS

     7.1       Reference to and Effect on the Credit Agreement and the Other
               -------------------------------------------------------------
     Loan Documents
     --------------

               A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     7.2       Fees and Expenses
               -----------------

               Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     7.3       Headings
               --------

               Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     7.4       Applicable Law
               --------------

               THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     7.5       Counterparts; Effectiveness
               ---------------------------

               This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 3 and 4 hereof, the effectiveness of which is governed by Section 5 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and an acknowledgment hereof by each of the Subsidiary Guarantors and each of Company's other Subsidiaries and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                          [Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             COMPANY:

                                             LOEWS CINEPLEX ENTERTAINMENT
                                             CORPORATION

                                             By: /s/ Lawrence J. Ruisi
                                                --------------------------------
                                                Name:  Lawrence J. Ruisi
                                                Title: President and Chief
                                                       Executive Officer

                                             LENDERS:

                                             BANKERS TRUST COMPANY,
                                             as Administrative Agent, Co-
                                             Syndication Agent and as a Lender

                                             By: /s/ Gregory P. Shefrin
                                                --------------------------------
                                                Name:  Gregory P. Shefrin
                                                Title: Director

                                             CREDIT SUISSE FIRST BOSTON,
                                             as a Co-Syndication Agent and as a
                                             Lender

                                             By: /s/ Kristin Lepri
                                                --------------------------------
                                                Name:  Kristin Lepri
                                                Title: Associate

                                             By: /s/ Bill O'Daly
                                                --------------------------------
                                                Name:  Bill O'Daly
                                                Title: Vice President

                    BANK OF AMERICA, N.A.,
                    as a Co-Syndication Agent and as a Lender


                    By: /s/ Sean W. Cassidy
                       -------------------------------------------
                       Name:  Sean W. Cassidy
                       Title: Vice President



                    THE BANK OF NEW YORK,
                    as a Co-Syndication Agent and as a Lender


                    By: /s/ John Ciulla
                       -------------------------------------------
                       Name:  John Ciulla
                       Title: Vice President



                    ABN AMRO BANK N.V.


                    By: /s/ Wendy Devenish
                       -------------------------------------------
                       Name:  Wendy Devenish
                       Title: Assistant Vice President



                    THE BANK OF NOVA SCOTIA


                    By: /s/ Ian A. Hodgart
                       -------------------------------------------
                       Name:  Ian A. Hodgart
                       Title: Authorized Signatory



                    THE BANK OF TOKYO MITSUBISHI TRUST


                    By: /s/ Glenn B. Eckert
                       -------------------------------------------
                       Name:  Glenn B. Eckert
                       Title: Vice President and Manager

                    BARCLAYS BANK PLC


                    By: /s/ Edward F. Hamway, Jr.
                       -------------------------------------------
                       Name:  Edward F. Hamway, Jr.
                       Title: Director



                    CREDIT INDUSTRIEL ET COMMERCIAL


                    By: /s/ Anthony Rock
                       -------------------------------------------
                       Name:  Anthony Rock
                       Title: Vice President


                    By: /s/ Sean Mounier
                       -------------------------------------------
                       Name:  Sean Mounier
                       Title: First Vice President


                    THE DAI-ICHI KANGYO BANK, LTD.


                    By: /s/ Daniel Guevara
                       -------------------------------------------
                       Name:  Daniel Guevara
                       Title: Assistant Vice President



                    ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


                    By: /s/ Anoinee Hovenession
                       -------------------------------------------
                       Name:  Anoinee Hovenession
                       Title: Vice President



                    FLEET NATIONAL BANK


                    By: /s/ Manuel Burgueno
                       -------------------------------------------
                       Name:  Manuel Burgueno
                       Title: Vice President

                    THE FUJI BANK, LIMITED - NEW YORK BRANCH


                    By: /s/ Nobuoki Koike
                       -------------------------------------------
                       Name:  Nobuoki Koike
                       Title: Vice President



                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                    By:___________________________________________
                       Name:
                       Title:



                    RIGGS BANK, N.A.


                    By:___________________________________________
                       Name:
                       Title:



                    SUMMIT BANK


                    By: /s/ Richard J. Banning
                       -------------------------------------------
                       Name:  Richard J. Banning
                       Title: Vice President



                    THE MITSUBISHI TRUST AND BANKING CORPORATION


                    By:___________________________________________
                       Name:
                       Title:

                    BANK LEUMI USA


                    By: /s/ Gloria Bucher
                       --------------------------------------
                       Name:  Gloria Bucher
                       Title: Senior Vice President and
                              Managing Director



                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By: /s/ W. Jerome McDermott
                       --------------------------------------
                       Name:  W. Jerome McDermott
                       Title: Duly Authorized Signatory



                    PNC BANK, NATIONAL ASSOCATION


                    By: /s/ Karen L. Kooman
                       --------------------------------------
                       Name:  Karen L. Kooman
                       Title: Vice President



                    STB DELAWARE FUNDING TRUST I


                    By: /s/ Donald C. Hargadon
                       --------------------------------------
                       Name:  Donald C. Hargadon
                       Title: Assistant Vice President



                    NATEXIS BANQUE POPULAIRES


                    By: /s/ Cynthia E. Sachs
                       --------------------------------------
                       Name:  Cynthia E. Sachs
                       Title: VP Group Manager


                    By: /s/ Claudia Padron
                       --------------------------------------
                       Name:  Claudia Padron
                       Title: Associate

                               ACKNOWLEDGMENT OF
            SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

          Each of the undersigned, as (i) a Guarantor under that certain Subsidiary Guaranty dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Guaranty") in favor of Bankers Trust Company ("BTCo") as agent for the benefit of Lenders (as defined therein), any Interest Rate Exchangers (as defined therein), and, subject to subsection 3.12 thereof, for the benefit of the other Beneficiaries (as defined therein), (ii) a Grantor under that certain Subsidiary Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Security Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), (iii) a Pledgor under that certain Subsidiary Pledge Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Pledge Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein) and (iv) a Grantor under that certain Subsidiary Trademark Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Trademark Security Agreement") in favor of BTCo as agent for the benefit of the Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), hereby acknowledges that it has read this Second Amendment and Limited Waiver to Credit Agreement (this "Agreement") and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of the undersigned under the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement shall not be impaired or affected and each of the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                         71ST & 3RD AVE. CORP.
                         ANDY CANDY CO., INC.
                         BEAVER VALLEY CINEMAS, INC.
                         BERKELEY CINEMA CORP.
                         BRICK PLAZA CINEMAS, INC.
                         BRICKTOWN PICTURE CORP.
                         CAMPUS CINEMAS, INC.
                         CASTLE THEATRE CORP.
                         CINNAMINSON THEATRE CORP.
                         CINE WEST, INC.
                         CINEMA DEVELOPMENT CORPORATION
                         CINEMA INVESTMENTS, INC.
                         CINEMA 275 EAST, INC.
                         CIRCLE TWIN CINEMA CORP.
                         CITYPLACE CINEMAS, INC.

                         COLLEGE THEATRE CORP.
                         COLORADO CINEMAS, INC.
                         CONTINENT CINEMAS, INC.
                         CRESCENT ADVERTISING CORPORATION
                         CRESTWOOD CINEMAS, INC.
                         CROFTON QUAD CORPORATION
                         D.H. GARFIELD ADVERTISING AGENCY, INC.
                         DISTRICT AMUSEMENT CORPORATION
                         DOWNSTATE THEATRE CORPORATION
                         EAST WINDSOR PICTURE CORP.
                         EATONTOWN THEATRE CORP.
                         ETON AMUSEMENT CORPORATION
                         FALL RIVER CINEMA, INC.
                         FLAT WOODS THEATER CORPORATION
                         FORTY-SECOND STREET CINEMAS, INC.
                         FOUNTAIN CINEMAS, INC.
                         FREEHOLD CINEMA CENTER, INC.
                         FREEHOLD PICTURE CORP.
                         GERARD THEATRE CORPORATION
                         H&M CINEMA CORPORATION
                         HAWTHORNE AMUSEMENT CORPORATION
                         HINSDALE AMUSEMENT CORPORATION
                         I-75 THEATRES, INC.
                         J-TOWN CINEMAS, INC.
                         KIPS BAY CINEMAS, INC.
                         LANCE THEATRE CORPORATION
                         LEXINGTON MALL CINEMAS CORPORATION
                         LEXINGTON NORTH PARK CINEMAS, INC.
                         LEXINGTON SOUTH PARK CINEMAS, INC.
                         LIBERTY TREE CINEMA CORP.
                         LOEWS 34TH ST. SHOWPLACE CINEMAS, INC.
                         LOEWS AKRON CINEMAS, INC.
                         LOEWS ARLINGTON CINEMAS, INC.
                         LOEWS ARLINGTON WEST CINEMAS, INC.
                         LOEWS ASTOR PLAZA, INC.
                         LOEWS BALTIMORE CINEMAS, INC.
                         LOEWS BAY TERRACE CINEMAS, INC.
                         LOEWS BEREA CINEMAS, INC.
                         LOEWS BOULEVARD CINEMAS, INC.
                         LOEWS BRISTOL CINEMAS, INC.
                         LOEWS BROADWAY CINEMAS, INC.
                         LOEWS BROOKFIELD CINEMAS, INC.
                         LOEWS BURLINGTON CINEMAS, INC.
                         LOEWS CALIFORNIA THEATRES, INC.
                         LOEWS CEDAR CINEMAS, INC.

                         LOEWS CENTERPARK CINEMAS, INC.
                         LOEWS CENTURY MALL CINEMAS, INC.
                         LOEWS CHERI CINEMAS, INC.
                         LOEWS CHERRY TREE MALL CINEMAS, INC.
                         LOEWS CHICAGO CINEMAS, INC.
                         LOEWS CHISHOLM PLACE CINEMAS, INC.
                         LOEWS CINEMAS ADVERTISING, INC.
                         LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.
                         LOEWS CLARKSVILLE CINEMAS, INC.
                         LOEWS CONNECTICUT CINEMAS, INC.
                         LOEWS CORAL SPRING CINEMAS, INC.
                         LOEWS CRYSTAL RUN CINEMAS, INC.
                         LOEWS DEAUVILLE GULF CINEMAS, INC.
                         LOEWS DEAUVILLE KINGWOOD CINEMAS, INC.
                         LOEWS DEAUVILLE NORTH CINEMAS, INC.
                         LOEWS DEAUVILLE SOUTHWEST CINEMAS, INC.
                         LOEWS DEWITT CINEMAS, INC.
                         LOEWS EAST VILLAGE CINEMAS, INC.
                         LOEWS EAST HANOVER CINEMAS, INC.
                         LOEWS ELMWOOD CINEMAS, INC.
                         LOEWS EXHIBITION RIDE INC.
                         LOEWS FINE ARTS CINEMAS, INC.
                         LOEWS FORT WORTH CINEMAS, INC.
                         LOEWS FREEHOLD MALL CINEMAS, INC.
                         LOEWS FRESH POND CINEMAS, INC.
                         LOEWS FRONT STREET CINEMAS, INC.
                         LOEWS FUQUA PARK CINEMAS, INC.
                         LOEWS GREECE CINEMAS, INC.
                         LOEWS GREENWICH CINEMAS, INC.
                         LOEWS GREENWOOD CINEMAS, INC.
                         LOEWS HARMON COVE CINEMAS, INC.
                         LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.
                         LOEWS HOLIDAY CINEMAS, INC.
                         LOEWS HOUSTON CINEMAS, INC.
                         LOEWS I-45 CINEMAS, INC.
                         LOEWS INDIANA CINEMAS, INC.
                         LOEWS KENTUCKY CINEMAS, INC.
                         LOEWS LAFAYETTE CINEMAS, INC.
                         LOEWS LEVITTOWN CINEMAS, INC.
                         LOEWS LINCOLN PLAZA CINEMAS, INC.
                         LOEWS LINCOLN THEATRE HOLDING CORP.
                         LOEWS LOUISVILLE CINEMAS, INC.
                         LOEWS MEADOWLAND CINEMAS, INC.
                         LOEWS MEADOWLAND CINEMAS 8, INC.
                         LOEWS MEMORIAL CITY CINEMAS, INC.

                         LOEWS MERRILLVILLE CINEMAS, INC.
                         LOEWS MOHAWK MALL CINEMAS, INC.
                         LOEWS MONROE CINEMA, INC.
                         LOEWS MONTGOMERY CINEMAS, INC.
                         LOEWS MOUNTAINSIDE CINEMAS, INC.
                         LOEWS NEW JERSEY CINEMAS, INC.
                         LOEWS NEWARK CINEMAS, INC.
                         LOEWS NORGATE CINEMAS, INC.
                         LOEWS NORWALK CINEMAS, INC.
                         LOEWS OPERATIONAL RIDE THEATERS INC.
                         LOEWS ORLAND PARK CINEMAS, INC.
                         LOEWS ORPHEUM CINEMAS, INC.
                         LOEWS PALISADES CENTER CINEMAS, INC.
                         LOEWS PARADISE CINEMAS, INC.
                         LOEWS PARK CENTRAL CINEMAS, INC.
                         LOEWS PEMBROKE PINES CINEMAS, INC.
                         LOEWS PENTAGON CITY CINEMAS, INC.
                         LOEWS PIPER'S THEATRES, INC.
                         LOEWS PITTSFORD CINEMAS, INC.
                         LOEWS POST CINEMAS, INC.
                         LOEWS PRESTON PARK CINEMAS, INC.
                         LOEWS RICHMOND MALL CINEMAS, INC.
                         LOEWS RIDGEFELD PARK CINEMAS, INC.
                         LOEWS ROLLING MEADOWS CINEMAS, INC.
                         LOEWS ROOSEVELT FIELD CINEMAS, INC.
                         LOEWS SAKS CINEMAS, INC.
                         LOEWS SHOWBOAT CINEMAS, INC.
                         LOEWS SOUTH SHORE CINEMAS, INC.
                         LOEWS SOUTHLAND CINEMAS, INC.
                         LOEWS STONYBROOK CINEMAS, INC.
                         LOEWS THEATRE MANAGEMENT CORP.
                         LOEWS THEATRES CLEARING CORP.
                         LOEWS TOMS RIVER CINEMAS, INC.
                         LOEWS TOWNE CINEMAS, INC.
                         LOEWS TRYLON THEATRE, INC.
                         LOEWS USA CINEMAS INC.
                         LOEWS VESTAL CINEMAS, INC.
                         LOEWS WASHINGTON CINEMAS, INC.
                         LOEWS WEST CINEMAS, INC.
                         LOEWS WEST LONG BRANCH CINEMAS, INC.
                         LOEWS WESTERVILLE CINEMAS, INC.
                         LOEWS WESTPORT CINEMAS, INC.
                         LOEWS WILLISTON CINEMAS, INC.
                         LOEWS WORLDGATE CINEMAS, INC.
                         LOEWS YORKTOWN CINEMAS, INC.

                         LTM NEW YORK, INC.
                         MALL PICTURE CORP.
                         MASSACHUSETTS CINEMA CORP.
                         MICKEY AMUSEMENTS, INC.
                         MID-STATES THEATRES, INC.
                         MIDCIN INC.
                         MIDDLEBROOK THEATRE CORPORATION
                         MIDSTATE THEATRE CORP.
                         MIDTOWN CINEMA, INC.
                         MINNESOTA CINEMAS, INC.
                         MONTCLAIR CINEMAS, INC.
                         MOVIEHOUSE CINEMAS, INC.
                         MUSIC MAKERS THEATRES, INC.
                         NEW BRUNSWICK CINEMAS, INC.
                         NICKELODEON BOSTON, INC.
                         NORTHERN NEW ENGLAND THEATRES, INC.
                         NORTH VERSAILLES CINEMAS, INC.
                         NUTMEG THEATRE CIRCUIT, INC.
                         OXMOOR CINEMAS, INC.
                         PARAMAY PICTURE CORP.
                         PARKCHESTER AMUSEMENT CORPORATION
                         PARSIPPANY THEATRE CORP.
                         PLAINVILLE CINEMAS, INC.
                         PLAZA CINEMAS, INC.
                         POLI-NEW ENGLAND THEATRES, INC.
                         PUTNAM THEATRICAL CORPORATION
                         QUAD CINEMA CORP.
                         RACELAND CINEMAS, INC.
                         RED BANK THEATRE CORPORATION
                         ROCHESTER HILLS STAR THEATRES, INC.
                         S&J THEATRES INC.
                         SACK THEATRES, INC.
                         SALEM MALL THEATRE, INC.
                         STAR THEATRES, INC.
                         STAR THEATRES OF MICHIGAN, INC.
                         STROUD MALL CINEMAS, INC.
                         SYCAMORE THEATRE, INC.
                         TALENT BOOKING AGENCY, INC.
                         TAYLOR STAR THEATRES, INC.
                         THEATRE HOLDINGS, INC.
                         THI HOLDINGS, INC.
                         THIRTY-FOURTH STREET CINEMAS, INC.
                         TIMES THEATRES CORPORATION
                         TOMS RIVER THEATRE CORP.
                         TOWNE CENTER CINEMAS, INC.

                         TRI-COUNTY CINEMAS, INC.
                         TRI-SON SUPPLY CORP.
                         TRIANGLE THEATRE CORP.
                         U.S.A. CINEMAS, INC.
                         VILLAGE CINEMAS, INC.
                         WEBSTER CHICAGO CINEMAS, INC.
                         WESTCHESTER CINEMAS, INC.
                         WESTLAND CINEMAS, INC.
                         WHITE MARSH CINEMAS, INC.
                         WOODRIDGE CINEMAS, INC.
                         C.O.H. ENTERTAINMENT, INC.
                         CINEPLEX ODEON FILMS, INC.
                         CINEPLEX ODEON FILMS INTERNATIONAL, INC.
                         PLITT SOUTHERN THEATRES, INC.
                         PLITT THEATRES, INC.
                         RKO CENTURY WARNER THEATRES, INC.
                         SEDGWICK MUSIC COMPANY
                         THE WALTER READE ORGANIZATION, INC.
                         ILLINOIS CINEMAS, INC.
                         METHUEN CINEMAS, INC.
                         NORTH STAR CINEMAS, INC.
                         ROSEMONT CINEMAS, INC.
                         WOODFIELD CINEMAS, INC.
                         LOEWS CITYWALK THEATRE CORPORATION
                         BOSTON CINEMAS, INC.
                         SOUTH HOLLAND CINEMAS, INC.
                         LTM TURKISH HOLDINGS, INC.
                         SPRINGFIELD CINEMAS, INC.
                         SKOKIE CINEMAS, INC.
                         SEATTLE CINEMAS, INC.
                         LONG ISLAND CINEMAS, INC.


                         By: /s/ Lawrence J. Ruisi
                            ---------------------------------------------
                            Name:  Lawrence J. Ruisi
                            Title: President and Chief Executive Officer
                                         of each of the foregoing

                         DOWNTOWN BOSTON CINEMAS, LLC
                         LOEWS PLAINVILLE CINEMAS, LLC
                         LOEWS NORTH VERSAILLES CINEMAS, LLC
                         RICHMOND MALL CINEMAS, LLC
                         LEWISVILLE CINEMAS, LLC
                         METHUEN CINEMAS, LLC
                         OHIO CINEMAS, LLC
                         SPRINGFIELD CINEMAS, LLC
                         LOEWS GARDEN STATE CINEMAS, LLC
                         GATEWAY CINEMAS, LLC
                         WATERFRONT CINEMAS, LLC

                         By: Plitt Theatres, Inc., sole member of each of the foregoing

                         By: /s/ Lawrence J. Ruisi
                            ---------------------------------------------
                            Name:  Lawrence J. Ruisi
                            Title: President and Chief Executive Officer